Company Overview April 2024 ©2024 Oruka Therapeutics Exhibit 99.2

This presentation is strictly confidential and being made to you solely as a prospective investor in the proposed offering (the “Offering”) of common stock, par value $0.001 per share, or, in lieu thereof, pre-funded warrants (together, the “Securities”) of Oruka Therapeutics, Inc (the “we,” “us,” “our” or the “Company”) in connection with the transactions contemplated by the agreement and plan of merger to be entered into by the Company and ACRA Biopharma, Inc., a Delaware corporation (“Atlas”), among others (the “Merger Agreement”). The Securities have not been and will not be registered under the U.S. Securities Act of 1933 (as amended, the “Securities Act”) or any state securities laws or the laws of any foreign jurisdiction. The Securities are being offered only to persons in reliance upon the exemption from securities registration for transactions not involving any public offering afforded by Section 4(a)(2) of the Securities Act[, and Rule 506 of Regulation D promulgated by the United States Securities and Exchange Commission (the “Commission”) promulgated thereunder]. The Securities have not been approved or disapproved by the Commission, or any other securities regulating body or agency, nor has any such authority, commission, or body passed on the accuracy or adequacy of this presentation. Any representation to the contrary is a criminal offense. By accepting this presentation, you will be deemed to represent that you are a sophisticated institutional investor, have the capacity to protect your own interests in connection with the Offering, and have sufficient knowledge and experience in investing in investments similar to the Securities to properly evaluate the merits and risks of the investment in the Securities. This presentation is meant only for the intended recipient based on its representations regarding such qualifications. This presentation is for informational purposes only and only a summary of certain information related to the Company. It does not purport to be complete and does not contain all information that an investor may need to consider in making an investment decision. You may not take away, reproduce, or distribute this presentation, in whole or in part, and you may not disclose any of the contents of this presentation to any other person. 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Statements in this presentation are made as of the date hereof unless stated otherwise herein, and neither the delivery of this presentation at any time, nor any sale of Securities, shall under any circumstances create an implication that the information contained herein is correct as of any time subsequent to such date. The Company is under no obligation to update or keep current the information contained in this document. No representation or warranty, express or implied, is made as to, and no reliance should be placed on, the fairness, accuracy, completeness or correctness of the information or opinions contained herein, and any reliance you place on them will be at your sole risk. The Company, its affiliates and advisors do not accept any liability whatsoever for any loss howsoever arising, directly or indirectly, from the use of this document or its contents, or otherwise arising in connection with the Offering. Forward-Looking Statements Certain statements contained in this presentation that are not descriptions of historical facts are “forward-looking statements.” When we use words such as “potentially,” “could,” “will,” “projected,” “possible,” “expect,” “illustrative,” “estimated” or similar expressions that do not relate solely to historical matters, we are making forward-looking statements. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties that may cause our actual results to differ materially from our expectations discussed in the forward-looking statements. This may be a result of various factors, including, but not limited to: our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future including, without limitation, statements regarding: the Offering and the transactions contemplated by the Merger Agreement, and the expected effects, perceived benefits or opportunities and related timing with respect thereto, expectations regarding or plans for discovery, preclinical studies, clinical trials and research and development programs and therapies; expectations regarding the use of proceeds and the time period over which our capital resources will be sufficient to fund our anticipated operations; and statements regarding the market and potential opportunities for inflammatory skin treatments and therapies. All forward-looking statements, expressed or implied, included in this presentation are expressly qualified in their entirety by this cautionary statement. You are cautioned not to place undue reliance on any forward-looking statements. Except as otherwise required by applicable law, we disclaim any duty to update any forward-looking statements, all of which are expressly qualified by this cautionary statement, to reflect events or circumstances after the date of this presentation. Industry and Market Data Market and industry data and forecasts used in this presentation have been obtained from independent industry sources as well as from research reports prepared for other purposes. Although we believe these third-party sources to be reliable, we have not independently verified the data obtained from these sources and we cannot assure you of the accuracy or completeness of the data. Forecasts and other forward-looking information obtained from these sources are subject to the same qualifications and uncertainties as the other forward-looking statements in this presentation. Statements as to our market and competitive position data are based on market data currently available to us, as well as management’s internal analyses and assumptions regarding the Company, which involve certain assumptions and estimates. These internal analyses have not been verified by any independent sources and there can be no assurance that the assumptions or estimates are accurate. While we are not aware of any misstatements regarding our industry data presented herein, our estimates involve risks and uncertainties and are subject to change based on various factors. As a result, we cannot guarantee the accuracy or completeness of such information contained in this presentation.  Disclaimers

Transaction Summary Transaction: Transaction between ARCA Biopharma, Inc. (ARCA), including its wholly owned subsidiaries Atlas Merger Sub Corp. (First Merger Sub), Atlas Merger Sub II, LLC (Second Merger Sub), and Oruka Therapeutics, Inc. (Oruka) Transaction Structure: ARCA to acquire 100% of Oruka equity interests in reverse-triangle merger with Merger Sub, with Oruka surviving the merger as a wholly owned subsidiary of ARCA (followed by merger of Oruka with and into Second Merger Sub) Rebrand: Post-closing, ARCA will be renamed Oruka Therapeutics, Inc. Interim Operating Covenants: Customary interim covenants that limit both Oruka and ARCA to ordinary-course operations between signing and closing, subject to certain exceptions Survival: No survival of reps and warranties Director / Officer Indemnification: Oruka (post-closing) will be obligated to maintain indemnification of D&Os for at least 6 years post-closing. ARCA (pre-closing) required to procure six-year D&O insurance tail policy Outside Date: Six months from execution, with possible 60-day extension if Form S-4 is not effective Timing: Closing expected to occur during third quarter 2024 Overview Post-Closing Ownership: Oruka holders to own ~97.6% (~58.3% attributable to PIPE shares) of combined enterprise (f.d.) and ARCA holders to own ~2.4%, assuming ARCA Net Cash at closing of $5M and a PIPE of $275M, subject to certain limited adjustments for customary items Certain Closing Conditions: Form S-4: Form S-4 shall have become effective with SEC (see “SEC Filings” below) Reps Bringdown: materiality scrape on MAE- and materiality-qualified reps, brought down to MAE standard; capitalization rep brought down flat, subject to de minimis exceptions; fundamental representations brought down in all material respects Interim Covenants: perform or comply in all material respects; no MAE Oruka Stockholder Approval: holders representing (i) majority of capital stock on as-converted basis and (ii) a majority of Series A preferred shares ARCA Stockholder Approval: holders representing majority of common stock Lock-Up Agreements: lock-up agreements delivered at signing shall remain in place PIPE: PIPE proceeds of at least $175M shall have been received by Oruka Nasdaq Application: Nasdaq application covering merger shares shall be submitted ARCA Dividend: ARCA dividend of net cash in excess of $5M, if any, shall have been received by Transfer Agent Post-Closing Ownership; Closing Concurrent Investment: ~$275M of PIPE proceeds, including ~$80M from existing Oruka investors and ~$195M from new investors, led by Fairmount Registration Rights Agreement: Company agrees to register any shares that would be subject to Rule 144 limitations (i.e., affiliates) on resale registration statement Certain Closing Conditions (Subscription Agreement): Reverse Merger: Closing conditions under the merger agreement must have been met Reps: MAE- and materiality-qualified reps brought down flat; other reps brought down in all material respects Interim covenants: Use commercial reasonable efforts to comply Closing: Expected to occur immediately prior to closing of the reverse merger PIPE SEC Filings: Parties expect to file Form S-4 in May 2024 registering the ARCA shares to be issued (and “constructive” registration of Oruka offering to ARCA stockholders per Rule 145(a)) Directors & Executive Officers to file Forms 3, 4 & 5 following the Closing Date Resale registration statement covering Oruka affiliates to be filed promptly post-closing Support Agreements: Directors / officers and certain affiliated investors to sign support agreements, agreeing to vote in favor of and otherwise support the transaction Lock-Up Agreements: Directors / officers and certain affiliated investors to sign 180-day lock-up agreements prohibiting (subject to certain exceptions) post-closing transactions in Oruka’s securities during the lock-up period Other Agreements

Building best-in-class therapies for psoriasis and other diseases

Our name – derived from ***or*, for "skin," and *arukah*, for "restoration"** – reflects our mission to deliver **best-in-class therapies for inflammatory skin diseases**

- Potentially **best-in-class half-life extended mAbs** designed to **maximize efficacy** with as little as **one dose per year**
- **proven efficacy and safety to treat and potentially cure disease**
- **Acquired rights to development candidates from Paragon Therapeutics,** an antibody discovery company founded , **following in the footsteps of Apogee and Spyre** which collectively raised >$700M in 2023

TARGET	PROGRAM	DISCOVERY	IND-ENABLING	CLINICAL	POTENTIAL INDICATIONS
IL-23	ORKA-001			FIH 1H25 HV PK 2H25	PsO
IL-17A/F	ORKA-002			FIH 2H25	
Undisclosed TRM MoA					
Combinations					

Notes: Oruka has an option to acquire exclusive worldwide rights from Paragon Therapeutics, Inc., for all programs, with IL-23 rights for all therapeutic indications outside of IBD. Abbreviations: FIH, first-in-human; HV, healthy volunteer; mAb, monoclonal antibody; MoA, mechanism of action; PK, pharmacokinetics; PsA, psoriatic arthritis; PsO, psoriasis

ORUKA
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Co-lead programs target a $50B+ total market opportunity



Global I&I market
Sales ($B)
140
120
100
80
60
40
20
0
$50B+ addressable for ORKA-001/002
100
127
25
7
4
2
25
15
9
7
5
32
10
6
4
20
18
11
14
13
PsO
PsA
axSpA
HS
RA
CD
UC
Asthma
AD
2022
2028

ORKA-001/002 target the dominant mechanisms in the largest I&I market



2028 PsO sales estimate ($B)
Skyrizi
Tremfya
Stelara
Ilumya
Cosentyx
Taltz
Bimzelx
Other
Sotyktu
Humira
0
2
4
6
8
10

IL-23s forecast to generate ~$15B in 2028 sales:
- **>40% of market**
- **~2x IL-17** sales
- **~6x TYK2** sales amongst top 10 therapies

IL-17A and IL-17A/F class **important for patients with PsA involvement**
- >$7.5B in 2028 sales in PsO alone

Other therapies, including orals, **are <20%** of market

Among TYK2s, only Sotyktu breaks into top 10

Notes: Asthma sales represent biologic treatments only
Sources: EvaluatePharma; GlobalData; Barclays; TD Cowen; Oruka analysis

ORUKA
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ORKA-001: potentially best-in-class anti-IL-23p19

Biologics have raised the bar on standard of care in PsO, but there is ample room for improvement 8 26 Time Between -adjusted PASI 100 (Week 16) (%) ORKA-001 target range Sources: FDA and EMA Approval Labels 52 Legend Anti-IL-23 Anti-IL-12/23 Anti-IL-17A Anti-TNF Anti-IL-17A/F Black box warning / significant safety concerns Mixed safety results; some AEs / SAEs of note Highly safe; no AEs / SAEs of note

Perfecting the product profile in plaque psoriasis Higher PASI 100 Higher exposure drives higher response 1-2 doses per year Enabled by half-life extension Disease modifying Evidence for disease modification via high exposure anti-IL-23 IL-23p19 safety profile Strong safety precedent even at high peak exposures

ORKA-001 could be the last word in IL-23p19 inhibitors Similar epitope to Skyrizi (risankizumab) with equal or better potency Validated mechanism of action Binds specifically to IL-23p19 (not IL-12/23 p40) KD < 20 pM Predicted equivalent safety Predicted to meet or beat efficacy Novel IP for composition of matter into 2040s Effector-null human IgG1 Fc Half-life extension through validated Fc modification Higher exposure to increase efficacy Longer exposure to reduce dosing frequency Notes: Oruka holds worldwide rights to all therapeutic indications outside of IBD

2–3x longer half-life vs. Skyrizi achieved in NHPs with PoC mAb

2.7x increased half-life IV administration vs. Skyrizi



Risankizumab
HLE anti-IL-23
Normalized Serum Concentration
Days Post-Injection
t1/2 ~30 days
t1/2 ~11 days

2.4x increased half-life SC administration vs. Skyrizi



Risankizumab
HLE anti-IL-23
Serum Concentration (µg/mL)
Days Post-Injection
t1/2 ~24 days
t1/2 ~10 days

ORUKA

Notes: HLE indicates extended half-life; Skyrizi BLA review notes a ~7.2- to 7.7-day half-life in NHPs, which translated to ~28-day half-life in humans
Sources: Internal data; NHP datapoints associated with ADA excluded from analysis. Abbreviations: SC, subcutaneous

©2024 Oruka Therapeutics

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Clinical experience with YTE predicts significant half-life extension for ORKA-001



YTE mAbs
ORKA-001
WT mAbs
Risankizumab
Human Half-Life (Days)
0
50
100
0
10
20
30
40
Cyno Half-Life (Days)

ORKA-001 projected human half-life: ~74 days expected to enable once- or twice-yearly dosing vs. quarterly with Skyrizi

Notes & Sources: Includes mAbs targeting soluble antigens with publicly available data for both NHP and humans from which half-lives could be derived. **WT mAbs:** Table S1 in 2020 Nakamura: raxibacumab, siltuximab, CNTO5825, bevacizumab, belimumab, mepolizumab, motavizumab, palivizumab, Humicade, canakinumab, adalimumab. **YTE mAbs**: Evusheld: 2022 Loo; 2022 Levin. Nirsevimab: Fig. 5 in 2017 Zhu; Table 2 in 2017 Griffin. Depemokimab: Table 19 in US20180340023A1; Table 3 in 2022 Singh. Motavizumab-YTE: Table S1 of 2020 Nakamura. Ziltivekimab: Table 4 in 2011 Finch; 2016 Zhong. STAR-0215: 2021 Bista; Astria Press Release, Dec 15, 2022

ORUKA

©2024 Oruka Therapeutics

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ORKA-001 could exceed Skyrizi exposures at 1-2 doses per year Base case Upside case ORKA-001: 600 mg W0, 300 mg Q26W Skyrizi: 150 mg W0, 4, Q12W (standard dosing) ORKA-001: 600 mg W0, Q52W Skyrizi: 150 mg W0, 4, Q12W (standard dosing) Sources: Oruka modeling based on internal data and published pharmacokinetic model for Skyrizi

KNOCKOUT study tested higher anti-IL-23 exposures in PsO Screening Double-blind dosing (Weeks 0-16) Double-blind follow-up (Weeks 16-52) KNOCKOUT inclusion criteria Adults Chronic, stable plaque psoriasis ≥ 6 months PASI ≥ 12 ≥ 10% BSA No prior Skyrizi use Skyrizi 600 mg SC (N=10, 4x approved dose) Skyrizi 300 mg SC (N=10, 2x approved dose) KNOCKOUT trial UltIMMa Ph3 trials Skyrizi 150 mg SC (FDA labeled dose) Week 4 0 16 28 40 52 Goal if high-dose IL-23 inhibition at 2-4x the approved Skyrizi dose could result in higher PASI 100 rates and long-term remissions by eliminating TRMs Sources: 2018 Gordon (Lancet); 2023 Blauvelt (WCD presentation)

KNOCKOUT extended exposure-response relationship – higher exposures drove higher PASI 100



KNOCKOUT (Skyrizi at 2-4x approved dose; W0, 4, 16; pooled data)
UltIMMa-1/2 combined (Skyrizi at approved 150 mg SC dose; W0, 4, Q12W)
VOYAGE-1/2 combined (Tremfya at approved 100 mg SC dose; W0, 4, Q8W)
PASI 100 (%)
90
80
70
60
50
40
30
20
10
0
0
2
4
6
8
10
12
14
16
18
20
22
24
26
28
Time (Weeks)

Ongoing follow-up to test whether **higher exposures can drive durable remissions** by eliminating TRM cells from the tissue

Notes: Cross-trial comparisons. Not placebo controlled. KNOCKOUT data consists of pooled analysis of 300 and 600 mg dose levels
Sources: 2017 Blauvelt (JAAD); 2017 Reich (JAAD); 2018 Gordon (Lancet); 2023 Blauvelt (WCD presentation)

ORUKA
©2024 Oruka Therapeutics
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KNOCKOUT Notes & Sources: Adapted from 2019 Khatri (Clin Pharmacol Ther) and Skyrizi BLA Multi-disciplinary Review (Fig. 20); KNOCKOUT pooled PASI 100 from 2023 Blauvelt (WCD presentation); gray dots represent observed PASI 100 rates within each Cavg decile for Skyrizi; gray lines represent model-estimated probabilities for PASI 100 for Skyrizi derived from Khatri; for induction phase (0-16 weeks), model-estimated probabilities reflect all patients, and do not exclude Asian ethnicity ORKA-001 projected to extend exposure-response relationship established by Skyrizi Phase III and KNOCKOUT Induction phase (0-16 weeks) Steady-state phase (40-52 weeks) Skyrizi exposure-response data indicates that projected ORKA-001 exposures could result in 10-20% higher PASI 100 rates than Skyrizi Exposure deciles Projected ORKA-001 exposure & response Projected ORKA-001 exposure & response Exposure deciles

ORKA-001 at one dose per year could match KNOCKOUT early exposures and greatly exceed trough levels Notes & Sources: KNOCKOUT efficacy data from 2023 Blauvelt (WCD presentation); KNOCKOUT and ORKA-001 exposure from Oruka modeling based on internal data and published pharmacokinetic model for Skyrizi 2-4x approved Skyrizi at an achievable dose for a Q1Y regimen superior maintenance of response

Potential for disease modification or cure by depleting TRMs

Anti-IL-23 acts upstream of disease-causing TRMs, and has a unique ability to deplete them from tissue



15%
10%
5%
0%
% of T cells in tissue
12%
8%
8%
13%
Lesional
Non-lesional
Tremfya
(Anti-IL-23)
Cosentyx
(Anti-IL-17A)

Leading to long-lasting remissions after treatment withdrawal – pointing to possibility of disease modification



Loss of PASI 90
Loss of PASI 100
Skyrizi
Ilumya
Tremfya
Bimzelx
Cosentyx
Taltz
Siliq
0
10
20
30
40
50
Studies published showing that longer responses associated with shorter duration disease

Excitement growing in dermatology community to **test disease modification potential of high anti-IL-23 exposures** early in disease – **a perfect opportunity for ORKA-001**

Notes & Sources: Charts adapted from 2021 Mehta (J Invest Derm) (Fig. 5b) and 2022 Regnault (Am J Clin Dermatol) (Fig. 2b); 2022 Blauvelt (J Psoriasis Psoriatic Arthritis); 2023 Chiu (J Am Acad Dermatol). Abbreviations: TRM, tissue-resident memory T cell

ORUKA
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Safety of peak exposures established by Crohn’s dose regimen “You literally can’t overdose this drug…patients take two shots on accident and they’re fine” – U.S. KOL Notes & Sources: Oruka modeling based on internal data and published pharmacokinetic model for Skyrizi; modeled Skyrizi exposure reflects approved regimen in Crohn’s disease Peak exposures with highest ORKA-001 proposed dosing are less than ½ what is routinely used in Crohn’s No correlations at patient level between exposure and safety signals for Skyrizi across 1,000s of patients dosed in derm and IBD Very uncommon to have clinical precedent in large numbers of patients for safety of higher exposures 2.6x higher in Crohn’s therapy

.. Base case is best-in-class, upside could be paradigm changing Base case scenario Upside scenario Best-in-class profile Paradigm-changing Potential for Modify and potentially cure disease in some patients Added benefit Maintenance dosing Once yearly PASI 100 Highest observed to date (as in KNOCKOUT study)

Development path sets up a catalyst-rich next 3 years


Activity
2024
2025
2026
2027
ORKA-001 development
Phase 1a/b HV & PsO
OLE
Phase 2 PsO
1H 2025
FPI Ph1a
2H 2025
PoC: PK
1H 2026
Final PK
2H 2026
PoC: PsO
2H 2027
Ph2 16-week blinded data & OLE long-term

Potential for rapid de-risking, value recognition, and path to BLA

- **PoC PK data is highly validating**, showing both basis for differentiation and early safety
- Validated clinical endpoints (e.g., PASI 100) show **highly robust correlation between Phase 2 and 3**
- Rapid timelines possible in PsO – **average time from FIH to BLA/NDA is 6.5 years**

ORUKA

Notes: Average time from FIH to BLA/NDA reflects average of Skyrizi, Tremfya, Bimzelx, and Sotyktu
Abbreviations: FPI, first patient in; OLE, open-label extension

©2024 Oruka Therapeutics
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ORKA-002: potentially best-in-class anti-IL-17A/F

IL-17A/F dual blockade has emerged as the superior strategy Notes & Sources: Figure adapted from 2020 Brevi (Front Immunol.); PASI 100 reflects average of Ph3 trials (best-performing group in Ph2b trial for sonelokimab), not placebo adjusted; FDA and EMA Approval Labels; UCB Press Releases; 2023 Venhoff (Lancet Rheum) IL-17As IL-17A/Fs ~50% increase in % of patients reaching PASI100 Superior efficacy in other indications as well (e.g., PsA, HS, axSpA) Superiority of IL-17A/F in PsO – the largest target market

Bimzelx is showing signs of massive peak sales potential

Very strong launch in PsO shows potential, and ability to differentiate in this market


Bimzelx (approved Oct '23)
Cosentyx
Taltz
IL-17As
Tremfya
Skyrizi
IL-23s
Weekly Prescriptions (US)
500
450
400
350
300
250
200
150
100
50
0
W1
W4
W8
W12
Weeks after Launch

Capturable market of $15B+ across all indications by 2030


Global IL-17 Class Sales ($B)
16
14
12
10
8
6
4
2
0
2015
2020
2025
2029
Year
Therapy
Target
DC-806
IL-17A
Sonelokimab
IL-17A/F
Izokibep
IL-17A/A
Bimzelx (bimekizumab-bkzx)
IL-17A/F
taltz (ixekizumab)
IL-17A
Cosentyx (secukinumab)
IL-17A

Notes: x-axis marks end of week
Sources: Jefferies (based on IQVIA data); Cowen; GlobalData

ORUKA
©2024 Oruka Therapeutics
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The two leading IL-17A/Fs leave room for improvement Sources: 2020 Adams (Front Immunol.); 2017 Glatt (BJCP); 2019 Svecova (JAAD); FDA / EMA Approval Labels; Company websites; Press releases ORKA-002 (TPP) Format Clear dose response similar to Bimzelx Minimal risk of neutralizing ADAs similar to Bimzelx no clinical impact Single SC injection Safety and efficacy PsO regimen Doses per year (maintenance)

ORKA-002 could be the best-in-class IL-17A/F inhibitor Similar epitope to Bimzelx (bimekizumab) with equal or better potency Validated mechanism of action Binds IL-17A and IL-17F to prevent homodimer and heterodimer signaling Equal or greater affinity vs. bimekizumab Predicted equivalent safety Predicted to meet or beat efficacy Novel IP for composition of matter into 2040s Half-life extension through validated Fc modification Higher exposure to increase efficacy Longer exposure to reduce dosing frequency (targeting 2-3 doses/year in PsO/PsA) Effector-null human IgG1 Fc

ORKA-002 could be best-in-class in a $15B market Best target Dual IL-17A/F inhibition has shown superior efficacy vs. IL-17A inhibition, with $15B+ in future market potential Best profile Limited competition Skyrizi-like dosing intervals in a convenient single injection while minimizing biological risk by pursuing the Bimzelx MoA Rapid development path Ph1 HV study de-risks PK and dosing interval, with potential for rapid development path (Bimzelx took ~6 years from IND to BLA) Only two clinical stage IL-17A/F dual inhibitors,

Corporate

Single fundraise could support multiple inflection points

	2024	2025	2026
ORKA-001 (SC, extended half-life IL-23)		1H – FPI **2H – Initial PK in HVs**	1H – Final PK in HVs **2H – PsO 16-week PoC** 2H – Phase 2 FPI
ORKA-002 (SC, extended half-life IL-17A/F)		2H – FPI	**1H – Initial PK in HVs**
ORKA-003 (undisclosed)		1H – Target Disclosure	

$275M raise supports company through 2027, more than one year past multiple inflection points

ORUKA
©2024 Oruka Therapeutics
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Backed by Paragon and building rapidly Peter Harwin Managing Member, Fairmount Funds Evan Thompson COO Damon Banks Head of Legal Hussam Shaheen Head of Research Shawn Russell SVP, CMC Lawrence Klein CEO Board of Directors Laura Sandler SVP, Operations Christopher Finch VP, Corporate Development & Strategy To be disclosed CMO Arjun Agarwal SVP, Finance Christina Liang Sr. EA & Operations Manager Andrew Blauvelt Chair of Scientific & Clinical Advisory Board Sam Kulkarni CEO & Chairman, CRISPR Therapeutics Cameron Turtle CEO, Spyre Therapeutics Carl Dambkowski CMO, Apogee Therapeutics Lawrence Klein CEO, Oruka Therapeutics

THANK YOU